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                                  ON LETTERHEAD





                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the Registration Statement of Savin Electronics Inc. (formerly known as American Acquisition Corporation) on Form S-8 and our report dated June 22, 1995 on our audit of the financial statements of Savin Electronics Inc. as of year ended March 31, 1995.


                                                MARVIN KIRSCHENBAUM
                                                /Marvin Kirschenbaum/



Brooklyn, New York
April 17, 1996



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